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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):      October 29, 1998
                                                 -------------------------------

                            TRANSITION SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                0-28182                  04-2887598
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(State or other jurisdiction        (Commission              (IRS employer
     of incorporation)              file number)           identification no.)

ONE BOSTON PLACE, BOSTON, MASSACHUSETTS                               02108
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(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code:     (617) 723-4222
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS.

     On October 29, 1998, Transition Systems, Inc. (the "Company") issued a press release announcing that it had signed a definitive agreement to be acquired by Eclipsys Corporation. The press release also disclosed that the Company had signed a definitive agreement to complete its acquisition of HealthVISION, Inc. Finally, the press release contained certain information concerning the Company's estimated revenues and earnings per share for the three months ended September 30, 1998. A copy of the press release is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

  Exhibit
   Number   Description
   ------   -----------

    99.1    Press release of Transition Systems, Inc. issued
            October 29, 1998


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRANSITION SYSTEMS, INC.


Date: October 29, 1998            By: /s/ Paula J. Malzone
                                     -------------------------------------
                                     Paula J. Malzone
                                     Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

                                                           Page Number in
                                                            Sequentially
  Exhibit                                                  Numbered Copy
   Number   Description                                    -------------
   ------   -----------

    99.1    Press release of Transition Systems, Inc.
            issued October 29, 1998